UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2018

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 9, 2018, Continental General Insurance Company (“CGI”), an indirect subsidiary of HC2 Holdings, Inc. (the "Company"), consummated its acquisition (the "Acquisition") of all the outstanding shares of KMG America Corporation ("KMG"), the parent company of Kanawha Insurance Company ("KIC"). KIC is a life and accident and health insurance company domiciled in the state of South Carolina.

On August 9, 2018, the Company filed a Current Report on Form 8-K (the "Original Form 8-K") reporting the closing of the Acquisition. This Form 8-K/A amends the Original Form 8-K to make publicly available certain historical financial information of the acquired business and unaudited pro forma financial information of the Company reflecting the Acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items. The historical and pro forma financial statements are filed as Exhibits 99.3 and 99.4.

Item 9.01 Financial Statements and Exhibits.

(a) KMG financial statements as of June 30, 2018 and for the three month and six month periods ended June 30, 2018 and 2017, and the notes related thereto.

(b) KMG financial statements as of December 31, 2016 and 2017 and for each of the three fiscal years in the period ended December 31, 2017, and the notes related thereto.

(c) Condensed combined and carve-out financial statements of Furrow, as of September 30, 2017 and for the nine month periods ended September 30, 2017 and 2016 (Unaudited), and the notes related thereto.

(d) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet of HC2 Holdings, Inc. as of June 30, 2018 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2018 and the year ended December 31, 2017, and the notes related thereto.

(e)    Exhibits

Exhibit No.
99.1
KMG financial statements as of December 31, 2016 and 2017 and for each of the three fiscal years in the period ended December 31, 2017, and the notes related thereto (incorporated by reference to Exhibit 99.1 to HC2's Current Report on Form 8-K/A filed on May 3, 2018) (File No. 001-35210).

99.2
Furrow Condensed Combined and Carve-out Interim Financial Statements as of and for the nine month periods ended September 30, 2017 and 2016 (incorporated by reference to Exhibit 99.2 to HC2's Current Report on Form 8-K/A filed on December 19, 2017) (File No. 001-35210).

99.3	KMG financial statements as of June 30, 2018 and for the three month and six month periods ended June 30, 2018 and 2017, and the notes related thereto.
99.4	Unaudited pro forma condensed combined financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer